SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 1, 2023

IONIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court
Carlsbad, CA 92010
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 Par Value	“IONS”	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Ionis Pharmaceuticals, Inc. (the “Company”) held its virtual Annual Meeting of Stockholders on June 1, 2023.  The stockholders considered six proposals, each of which is described in more detail in the Company’s definitive proxy statement dated April 20, 2023.

Proposal 1:  Election of directors to hold office until the 2026 Annual Meeting:

	FOR	WITHHELD	BROKER NON-VOTES
Spencer R. Berthelsen	91,194,334	28,917,691	9,823,268
Joan E. Herman	115,174,011	4,938,014	9,823,268
B. Lynne Parshall	101,641,511	18,470,514	9,823,268
Joseph H. Wender	88,160,292	31,951,733	9,823,268

The Company’s stockholders elected the foregoing candidates by affirmative votes by a majority of the votes of the shares represented in person or by proxy at the meeting and entitled to vote in the election of directors.

Proposal 2:  Approval, on an advisory basis, of the compensation paid to the Company’s executive officers, including the following resolution:

“RESOLVED, that Ionis’ stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
117,265,241	2,746,636	100,148	9,823,268

The Company’s stockholders approved the foregoing proposal.

Proposal 3:  Approval, on an advisory basis, of the frequency of future advisory votes on executive compensation:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
119,423,064	134,181	475,080	79,700

Based on the results of this vote, and consistent with the recommendation of the Company’s Board of Directors, the Company will hold an advisory vote on executive compensation on an annual basis until the next required vote on the frequency of holding such an advisory vote, which is required at least once every six years.

Proposal 4:  Approval of an amendment of the Ionis Pharmaceuticals, Inc. 2011 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under such plan by 5,500,000 shares to an aggregate of 35,200,000 shares:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
88,929,162	31,115,758	67,105	9,823,268

The Company’s stockholders approved the foregoing proposal.

Proposal 5:  Ratification of increasing the vesting of future initial stock option and restricted stock unit awards to new non-employee Directors from one year to three years:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
100,409,115	19,628,971	73,939	9,823,268

The Company’s stockholders approved the foregoing proposal.

Proposal 6:  Ratify the Audit Committee’s selection of Ernst & Young LLP as independent auditors for the 2023 fiscal year:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
127,567,008	2,276,019	92,266	0

The Company’s stockholders approved the foregoing proposal.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ionis Pharmaceuticals, Inc.

Dated: June 5, 2023	By:	/s/ Patrick R. O’Neil
Patrick R. O’Neil
Executive Vice President, Chief Legal Officer and General Counsel